UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 20, 2004
 Date of Report (date of earliest event reported)

DIGITAL VIDEO SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Commission file number 0-28472

Delaware	77-0333728
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

430 Cambridge Avenue, Suite 110
Palo Alto, California    94306
(Address of principal executive offices including zip code)

(650) 322-8108
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

On September 20, 2004, in connection with a private placement in which Digital Video Systems, Inc. raised gross proceeds of $1,269,998.04, DVS entered into an 8% Series C Convertible Preferred Stock Purchase Agreement and a Registration Rights Agreement with 10 accredited investors, named in Exhibit A to the Stock Purchase Agreement. Each of Empire Capital and its affiliates and Glenbrook Capital and its affiliates invested in the private placement and beneficially own more than 5% of the Common Stock of DVS. Under the terms of the Stock Purchase Agreement, we issued the unregistered securities described in Items 3.02 and 5.03 at a purchase price of $0.61 per unit.

The Registration Rights Agreement requires DVS to file a registration statement covering the resale of the Common Stock issuable upon conversion or exercise, as the case may be, of the Series C Preferred Stock and Class A Warrants issued in the private placement. The Agreement requires DVS to file the registration statement within 30 days of the closing of the offering and to use its best efforts to cause the registration statement to be declared effective within 90 days of the closing.

Section 3 - Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities.

On September 20, 2004, DVS sold 2,081,964 shares of its 8% Series C convertible preferred stock (the "Preferred Stock") and 1,040,979 Class A warrants (the "Class A Warrants") (collectively, the Preferred Stock and Class A Warrants are referred to as the "Units" or the "Securities") in a private transaction to a total of 10 accredited investors. The consideration paid for the Securities was $0.61 per Unit (the "Purchase Price"), for aggregate gross proceeds of $1,269,998.04 to DVS. Commissions of $20,000 were paid on certain of the units sold outside the United States.

The Class A Warrants, which represent 50% warrant coverage, are exercisable for five years at an exercise price of $0.61, subject to adjustment. In the event any Preferred Stock remains outstanding on the third anniversary of the original issuance, DVS will issue a five-year Class B warrant for 50% of the number of shares into which the then-outstanding Preferred Stock is then convertible, also exercisable at $0.61 per share. The Preferred Stock will automatically convert into common stock in the event DVS' common stock trades at or above 200% of the $0.61 Purchase Price for 20 trading days. DVS may redeem the Preferred Stock at various prices beginning at 135% of the Purchase Price and at decreasing prices thereafter.

The investors in this private placement were also granted an option, exercisable for ten days following the effective date of a registration statement covering the resale of the Common Stock underlying the Securities (the "Effective Date") to purchase up to 50% of the Securities originally purchased, exercisable on the same basis as the original closing.

The conversion and exercise rights of the Securities are subject to stockholder approval at DVS' Annual Stockholders Meeting, scheduled for October 28, 2004. In addition, until receipt of stockholder approval, the Preferred Stock is nonvoting. In the event the stockholders do not approve the transaction, the investors will have the right to demand that DVS redeem the Preferred Stock for the $0.61 Purchase Price plus accrued dividends.

DVS issued and sold such Securities pursuant to certain exemptions from registration provided by Rule 506 of Regulation D and Section 4(2) and Section 4(6) of the Securities Act of 1933, as amended.

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 20, 2004, in connection with the issuance of the Series C Preferred Stock referred to in Item 3.02 (the "private placement"), DVS filed a Certificate of Designation of Preferences of 8% Series C Convertible Preferred Stock with the Office of the Delaware Secretary of State. This Certificate was filed pursuant to Article IV of the Amended and Restated Certificate of Incorporation, which grants to the Board the ability, without stockholder approval, to issue preferred stock in series, to designate new series and to establish the rights, preferences, privileges and restrictions of any newly-created series. A total of 4,500,000 shares were designated as Series C Preferred Stock.

The principal terms of the Series C Preferred Stock is as follows.

The Series C Preferred Stock is convertible at the option of the holder into shares of DVS Common Stock, on a one-for-one basis, subject to adjustment in the event of stock splits, reverse stock splits and other events of recapitalization. In addition, in the event that DVS' first firmly underwritten public offering following the private placement results in the sale of securities at a price less than $0.61 (the "Original Issuance Price"), the conversion price will decrease to that lower price. The Preferred Stock will automatically convert into Common Stock in the event the Common Stock trades at or above 200% of the $0.61 Purchase Price for 20 trading days. The Preferred Stock is entitled to receive a cumulative dividend of 8% per annum until the third anniversary of the initial issuance, at which time the dividend increases to 24%, if any shares of Preferred Stock remain outstanding. The Preferred Stock also has a liquidation preference equal to the $0.61 purchase price plus any accrued and unpaid dividends. The Preferred Stock is redeemable by DVS, upon 30 days' prior written notice, for the following respective redemption prices: (A) from the Effective Date (defined in Item 3.02 above) through the First Anniversary of the Effective Date, the redemption price shall equal 135% of the Original Issuance Price, plus any and all declared or accumulated but unpaid dividends; (B) from the date immediately following the First Anniversary of the Effective Date through the Second Anniversary of the Effective Date, the redemption price shall equal 130% of the Original Issuance Price, plus any and all declared or accumulated but unpaid dividends; (C) from the date immediately following the Second Anniversary of the Effective Date through the Third Anniversary of the Effective Date, the redemption price shall equal 125% of the Original Issuance Price, plus any and all declared or accumulated but unpaid dividends; and (D) from the date immediately following the Third Anniversary of the Effective Date for so long as any Series C Preferred Stock remains outstanding, the redemption price shall equal 120% of the Original Issuance Price, plus any and all declared or accumulated but unpaid dividends. Preferred Stock votes together with the Common Stock as a single class, except as required by law and is entitled to that number of votes per share equal to the number of shares of Common Stock into which the Series C Preferred Stock is then convertible, except that there is no adjustment in the voting rights for any price-anti-dilution adjustment.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

The following exhibits are filed as exhibits to this Form 8-K:

Exhibit No.	Description
3.4	Registrant's Certificate of Designation of Preferences of 8% Series C Convertible Preferred Stock PDF
4.12	Form of Class A Warrant PDF
4.13	Form of Class B Warrant PDF
4.14	Form of Green Shoe Warrant PDF
10.64	Form of Series C Stock Purchase Agreement among the Registrant and the Purchasers of 8% Series C Convertible Preferred Stock PDF
10.65	Form of Registration Rights Agreement between the Registrant and the Series C Preferred Stockholders PDF

     PDF Also furnished in PDF format as a courtesy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIGITAL VIDEO SYSTEMS, INC.
By:	/s/ Thomas A. Spanier Thomas A. Spanier Chief Executive Officer

Date: September 24, 2004